Exhibit 24
POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 24th day of March, 2009.

/s/ philip j. carroll, Jr.
Philip J. Carroll, Jr.

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 11th day of May, 2009.

/s/ ann mclaughlin korologos
Ann McLaughlin Korologos

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 11th day of May, 2009.

/s/ phillip w. farmer
Phillip W. Farmer

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 11th day of May, 2009.

/s/ h. allen franklin
H. Allen Franklin

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 11th day of May, 2009.

/s/ douglas j. mcgregor
Douglas J. McGregor

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 11th day of May, 2009.

/s/ james v. napier
James V. Napier

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 26th day of March, 2009.

/s/ Richard T. O’Brien
Richard T. O’Brien

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 11th day of May, 2009.

/s/ donald b. rice
Donald B. Rice

POWER OF ATTORNEY
     The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Robert A. Wason IV, Amy M. Tucker, and Jerry F. Perkins, and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.
     IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 11th day of May, 2009.

/s/ vincent j. trosino
Vincent J. Trosino